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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2005
                                                 (July 14, 2005)

                                   ----------

                                 Citigroup Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                       1-9924                         52-1568099
(State or other                  (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

   399 Park Avenue, New York, New York                                   10043
(Address of principal executive offices)                              (Zip Code)

                                 (212) 559-1000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                 Citigroup Inc.
                          Current Report on Form 8-K/A

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 14, 2005, Citigroup Inc. filed a Form 8-K, as amended by a Form 8-K/A filed on July 19, 2005, reporting under Item 1.01 thereof that Robert B. Willumstad would enter into a separation agreement in connection with his resignation.

Attached hereto as Exhibit 10.1 is a copy of the above-referenced agreement, dated August 24, 2005, between Citigroup Inc. and Robert B. Willumstad.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit Number

          10.1 Letter Agreement, dated August 24, 2005, between Citigroup Inc. and Robert B. Willumstad.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2005            CITIGROUP INC.


                                  By: /s/ Michael S. Helfer
                                      ------------------------------------------
                                  Name: Michael S. Helfer
                                  Title: General Counsel and Corporate Secretary

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                                  EXHIBIT INDEX

Exhibit Number

     10.1        Letter Agreement, dated August 24, 2005, between Citigroup Inc.
                 and Robert B. Willumstad.